Results for the Year	6 Months Ended
Jun. 30, 2022
Results for the Year
Results for the Year

Section 3—Results for the Year

3.1Income tax

For the six months ended June 30, 2022, the Group reported net income of $294,000. While the Group reported net income, the accompanying interim condensed consolidated financial statements do not reflect a tax provision as net income for the period has been offset by available net operating loss carryforwards reducing taxable income to zero.

Income tax audits in Denmark and Germany

The Danish and German tax authorities conducted a joint tax audit of the Group’s Danish and German income tax returns covering multiple years through the year ended December 31, 2017. The joint tax audit focused primarily on one intercompany transaction that occurred in 2017 between the Company and FP GmbH (the “Transaction”) to ensure the Transaction was conducted at fair value as determined in accordance with generally accepted arm’s length principles applicable to taxing cross-border transactions. The Danish and German tax authorities were unable to reach agreement as to whether the Transaction was conducted at fair value and terminated the joint income tax audit in the second quarter of 2021.

The income tax audit in Denmark concluded with no changes proposed to the Group’s Danish tax filings. As discussed in more detail below, the German tax authorities disagree with FP GmbH’s determination of the fair value of the Transaction, have taken the position that FP GmbH’s 2017 taxable income was materially understated and have assessed additional taxes that are material.

Income tax audit in Germany

On May 21, 2021, the German tax authorities issued a preliminary audit assessment (the “Preliminary Assessment”) that proposed an increase to FP GmbH’s 2017 taxable income of 265.0 million EUR to 312.1 million EUR ($275.3 million and $324.2 million, respectively, based on the June 30, 2022 exchange rate). The Preliminary Assessment alleges that the Transaction was not conducted at fair value. On July 1, 2022, FP GmbH received the tax audit report (“Report”) from the German tax authorities dated June 16, 2022. The Report supersedes the Preliminary Assessment and represents the final findings of the German tax authorities from their audit of FP GmbH’s tax filings for multiple years through the year ended December 31, 2017. The Report differs from the Preliminary Assessment as a result of the German tax authorities applying FP GmbH’s available tax loss carry forwards to reduce the proposed increase to FP GmbH’s 2017 taxable income from 265.0 million EUR to 252.9 million EUR ($262.7 million based on the June 30, 2022 exchange rate). The Report, like the Preliminary Assessment, asserts that the Transaction was not conducted at fair value. The income tax obligation associated with an increase in FP GmbH’s taxable income of 252.9 million EUR is 80.7 million EUR ($83.9 million, based on the June 30, 2022 exchange rate). The Company and FP GmbH continue to disagree with the positions taken by the German tax authorities and intend to vigorously defend that the Transaction was conducted at fair value, as determined in accordance with generally accepted arm’s length principles, and no additional income taxes are due in Germany. FP GmbH, with the assistance from the Group’s tax advisors, has submitted formal responses to the Preliminary Assessment and the Report arguing that the Transaction was conducted at fair value and why the Preliminary Assessment and Report are incorrect. In August 2022, FP GmbH formally objected against the tax assessment notices. The objection procedure is pending at the Leipzig tax office’s administrative appeals tribunal, an independent body withing the Leipzig tax office.

Subsequent to the receipt of the Report, FP GmbH received tax assessment notices totaling 80.7 million EUR (collectively, “Tax Levy”) and management expects to receive amended tax assessment notices containing late payment interest charges on the Tax Levy. For the period from April 2019 through July 2022, interest accrued on the Tax Levy at the rate of 0.15% per month. Beginning in July 2022, suspension interest charges will continue to accrue on the Tax Levy at a rate of 0.5% per month. The Tax Levy was due and payable on, or before, July 18, 2022.

FP GmbH does not have sufficient liquidity or any other assets enabling it to pay the Tax Levy. Accordingly, the Tax Levy was not paid by the due date and continues to accrue interest in accordance with the terms discussed above. In August 2022, FP GmbH submitted an application to the German tax authorities requesting suspension of payment of the Tax Levy together with the objection mentioned above. In October 2022, FP GmbH received notice from the German tax authorities that such application was accepted resulting in the suspension of payment of the Tax Levy until one month after the conclusion of the objection procedure pending at the Leipzig tax office. See below for the discussion regarding FP GmbH entering preliminary debtor-in-possession proceedings for more information about the insolvency of FP GmbH.

An increase of FP GmbH’s 2017 taxable income in Germany as discussed above without a corresponding offset to the Group’s 2017 Danish tax filing, would result in double taxation. Relief from double taxation can be obtained through entering into a Mutual Agreement Procedure (“MAP”), comprising a government-to-government dispute resolution mechanism, and/or a successful outcome from litigation against the German tax authorities. If relief is sought through a MAP, double taxation will be eliminated; however, there is no assurance that a MAP and/or litigation would eliminate a net increase in the Group’s and FP GmbH’s combined total income tax expense. A net increase in the Group’s income tax could have a material negative effect on the Group’s consolidated financial position, results of operations and cash holdings.

After consultations with the Group’s tax advisors, management continues to believe that it is probable (i.e., more likely than not) that FP GmbH will not be required to pay additional income taxes to the German tax authorities upon the conclusion of a MAP and/or litigation against the German tax authorities. Such determination is inherently subjective and, if it is incorrect, then FP GmbH may be subject to significant additional tax and other expenses that could have a material negative effect on FP GmbH.

At the conclusion of a MAP and/or litigation, if the German tax authorities are successful in enforcing the Tax Levy, in whole or in part, and if FP GmbH is unable to pay such obligation, there is the risk that the German tax authorities could commence litigation against the Group in Denmark to collect any unpaid portion of the Tax Levy. If such claim were to be made against the Group, it would likely be time consuming to resolve, very costly to the Group to defend and could have a material adverse effect on the Group’s financial position, operating results and cash holdings.

Subject to the Group’s ability to get relief from double taxation through a MAP, an increase in FP GmbH’s taxable income would be taxed at the German effective tax rate of 31.9% while reducing the taxable income in Denmark that was taxed at 22.0%. FP GmbH has available tax loss carryforwards that could be used to partially mitigate an increase in FP GmbH’s taxable income from a transfer pricing adjustment. Therefore, an increase in FP GmbH’s taxable income, that is not covered by FP GmbH’s tax loss carryforwards and not subject to minimum taxation rules in Germany, would result in a net increase in the Group’s income tax expense at a rate of approximately 10 percentage points. Assuming FP GmbH’s taxable income is increased by 252.9 million EUR, as set out in the Report, subject to the Group’s ability to obtain relief from double taxation in Denmark of 58.3 million EUR ($60.6 million based on the June 30, 2022 exchange rate), it is estimated that the net increase in the Group’s and FP GmbH’s combined income tax expense, will be approximately 22.4 million EUR ($23.3 million based on the June 30, 2022 exchange rate) before applicable interest and/or penalties.

The cost to pursue litigation in Germany and/or a MAP individually, or in combination with any potential taxes, interest, and penalties due at the ultimate resolution of the litigation and/or MAP, could have a material adverse effect on the Group’s financial position, operating results, and cash holdings.

The time period to ultimately settle the tax dispute with the German tax authorities discussed above, including the completion of a MAP and/or litigation against the German tax authorities, is currently unknown; however, management does not believe the dispute will conclude within the next twelve months and it could be three years or longer before the matter is resolved.

FP GmbH enters preliminary debtor-in-possession proceedings

In order to put the Group in the best position to defend the disputed tax filing position and protect the interests of the Company and FP GmbH, FP GmbH, on April 28, 2022, submitted an application to request that the German courts allow FP GmbH to enter into debtor-in-possession (“DIP”) proceedings. DIP proceedings have been opened in a German insolvency court (the “Court”) and are in the preliminary stage (“Preliminary DIP Proceedings”) until the Court acts on FP GmbH’s application to enter into DIP proceedings. At the time the Report was received, if FP GmbH was not in Preliminary DIP Proceedings, it was likely FP GmbH would have been forced into ordinary insolvency proceedings. While in Preliminary DIP Proceedings, FP GmbH’s management continues to oversee the day-to-day operations of FP GmbH and retains the ability to initiate and manage a MAP and/or litigation against the German tax authorities, while a Court-appointed supervisor monitors the activities of FP GmbH.

Management is unable to predict when or if the Court will approve FP GmbH’s application to enter DIP proceedings (“Ordinary DIP Proceedings”). If FP GmbH is unable to remain in Preliminary DIP Proceedings and enters into Ordinary DIP Proceedings, FP GmbH’s management, under the supervision of a Court-appointed administrator, continues to oversee the day-to-day operations of FP GmbH; if Ordinary DIP Proceedings are rejected, FP GmbH would likely enter into ordinary insolvency proceedings, at which time a Court-appointed insolvency administrator would take over the day-to-day operations of FP GmbH and management would no longer have any oversight over FP GmbH. The loss of oversight over FP GmbH could negatively impact management’s ability to defend FP GmbH’s 2017 tax filing position and dispute the allegations made by the German tax authorities in the Report. Subject to the Court’s determination regarding entry into Ordinary DIP Proceedings, management of FP GmbH intends to take all available steps to avoid entering into ordinary insolvency proceedings; however, the Court, in its sole discretion, will make the final determination whether or not FP GmbH’s application to enter Ordinary DIP Proceedings is accepted. Avoidance of ordinary insolvency proceedings is not under the control of management.

At the conclusion of a MAP and/or litigation, in the event FP GmbH is required and unable to pay a tax levy, FP GmbH would likely be deemed insolvent and insolvency proceedings would begin. Insolvency proceedings would likely lead to the orderly liquidation of FP GmbH and such proceedings would have a material negative effect on FP GmbH. In addition, as explained in more detail below, the insolvency of FP GmbH could expose the Group to claims made by a Court-appointed insolvency administrator and such claims could have a material negative effect on the Company’s consolidated financial position, operating results, and cash holdings.

Financial reporting implications of FP GmbH entering into preliminary debtor-in-possession proceedings

Under Preliminary DIP Proceedings and Ordinary DIP Proceedings, FP GmbH’s management is obligated to put the interest of creditors before the interest of shareholders when overseeing the day-to-day operations of FP GmbH. In addition, while in Preliminary DIP Proceedings, or Ordinary DIP Proceedings, a Court-appointed representative (“Representative”) is assigned to supervise all the activities taken by FP GmbH’s management while managing the affairs of FP GmbH. FP GmbH’s management is obligated to consult with, and take advice from, the Representative when making operating decisions on behalf of FP GmbH. In the event FP GmbH’s management fails to adhere to the advice of the Representative, FP GmbH’s management can be held personally liable to the creditors of FP GmbH for damages that result from not adhering to the advice of the Representative. The threat of personal liability against FP GmbH’s management safeguards the interest of FP GmbH’s creditors and provides some assurance that FP GmbH’s management will comply with the advice of the Representative. For financial reporting purposes, the prioritization of the interest of creditors in managing the affairs of FP GmbH, combined with the influence the Representative has on management’s decision-making capabilities, in substance, limits management’s decision-making ability to the extent that the Group has lost control over FP GmbH. FP GmbH can only be consolidated within the Group’s consolidated financial statements as long as the Group maintains control over FP GmbH. Accordingly, upon FP GmbH entering into Preliminary DIP Procedures, control over FP GmbH is lost and FP GmbH was deconsolidated. In reaching the decision that control over FP GmbH was lost upon entering Preliminary DIP Proceedings, numerous factors were considered including, but not limited to, those summarized above.

As of the date of deconsolidation, FP GmbH’s statement of financial position consisted of cash of 175,000 EUR, a loan receivable from Operations of 2.8 million EUR, total current assets of 2,000 EUR and total current liabilities of 10,000 EUR ($184,000, $2.9 million, $2,000, and $10,000, respectively, based on the June 30, 2022 exchange rate). In addition, as of the date FP GmbH was deconsolidated, $2.7 million of the Group’s FCTR was attributable to FP GmbH.

The effects of FP GmbH’s deconsolidation are reflected in the accompanying consolidated financial statements as of June 30, 2022, and for the six-month period ended June 30, 2022. The financial reporting implications of the deconsolidation of FP GmbH are summarized as follows:

1.	Recognition of an impairment loss (“Impairment Loss”) equal to Operations’ investment in FP GmbH of 19.4 million DKK ($2.7 million);
2.	Reclassification of the FCTR attributable to FP GmbH of $2.7 million to the consolidated statement of profit or loss. The reclassification of the FCTR had a favorable effect in the consolidated statement of profit or loss and an unfavorable effect in the consolidated statement of other comprehensive income (loss). The net impact of the Impairment Loss and the FCTR reclassification of $39,000 is referred to as the Net loss from the deconsolidation of Forward Pharma GmbH within the consolidated statement of profit or loss and the consolidated statement of cash flows;
3.	Recognition of a loan payable (“Loan”) to FP GmbH of 2.8 million EUR ($2.9 million). The Loan is uncollateralized and due on demand;
4.	Recognition of interest expense on the Loan for the period from the date of deconsolidation through June 30, 2022. Interest accrues on the Loan at an annual rate of 2% compounded quarterly; and
5.	Removal of FP GmbH’s cash holdings of 175,000 EUR ($184,000) from the Group’s consolidated cash holdings.

The cash holdings of the Group would be adversely affected if repayment of the Loan is required. In addition, the Company could be exposed to claims made by the German tax administration and/or to claims made by the Court-appointed administrator in the event the administrator believes the Company was unfairly benefited by the Transaction, or potentially other transactions and/or actions taken by the Company or another company within the Group, at the detriment of FP GmbH’s creditors. Any claims against the Company, or another company within the Group, that are ultimately successful, could have a material adverse effect on the Group’s financial position, operating results and cash holdings.

In addition to the above, there is an agreement in place between Operations and FP GmbH whereby Operations reimburses FP GmbH for certain defined costs plus a 5% markup (collectively, “Reimbursed Costs”). Reimbursed Costs are expensed as incurred and were not material. The Loan is increased in the event Reimbursed Costs and/or interest accrued on the Loan are not paid when incurred.

As discussed in more detail above, the German tax authorities have approved FP GmbH’s request for suspension of paying the Tax Levy through at least the conclusion of the objection procedure pending at the Leipzig tax office. Irrespective of this positive development, FP GmbH’s management expects that FP GmbH will remain in Preliminary DIP Proceedings at least up until a decision on the objection is taken by the administrative appeal tribunal.

3.2Net income (loss) per share

The following reflects the net income (loss) attributable to ordinary shareholders and share data used in the basic and diluted net income (loss) per share computations for each of the six-month periods ended June 30, 2022 and 2021:

	Six-Month Period Ended June 30,
	2022	2021
	USD	USD
Net income (loss) attributable to ordinary shareholders of the Company used for computing basic and diluted per share amounts	294	(1,032)

Weighted average number of ordinary shares used for basic per share amounts	99,019	97,263
Dilutive effect of outstanding options, warrants and deferred shares	2,445	—
Weighted average number of ordinary shares used for diluted per share amounts	101,464	97,263

Net income (loss) per share basic	0.00	(0.01)
Net income (loss) per share diluted	0.00	(0.01)

Amounts within the table above are in `000 except per share amounts

Basic per share amounts are calculated by dividing the net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period. The diluted per share amounts are calculated by dividing the net income (loss) for the period attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period increased by the dilutive effect of the assumed issuance of deferred shares and exercise of outstanding options and warrants. As a result of the Company incurring a net loss for the six-month period ended June 30, 2021, the potential shares issuable related to outstanding deferred shares, options and warrants have for such period been excluded from the calculation of diluted loss per share as the effect of such shares is anti-dilutive.